SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  March 22, 1999
-------------------------------
(Date of earliest event reported)


                        Asset Securitization Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-53859                   13-3672337
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300

ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Nomura Securities International, Inc. (the "Underwriter"), one of the underwriters in respect of the Registrant's Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-53859) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

         Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

            Exhibit No.                            Description
            -----------                            -----------

                99.1                         Computational Materials

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               ASSET SECURITIZATION CORPORATION


                                               By: /s/ Marlyn Marincas
                                                   -----------------------------
                                                   Name:  Marlyn Marincas
                                                   Title:

Date:  March 22, 1999

                                 EXHIBIT INDEX



Exhibit No.              Description                 Paper (P) or Electronic (E)
-----------              -----------                 ---------------------------

    99.1           Computational Materials                        E